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                                                                   EXHIBIT 10.19



                       AMENDMENT TO EMPLOYMENT AGREEMENT


                 This Amendment to Employment Agreement (the "Amendment") is entered into April 15, 1997 by and between COSTILLA ENERGY, INC. (the "Company") and MICHAEL J. GRELLA ("Grella").

                                R E C I T A L S

                 A. The Company and Grella entered into an Employment Agreement dated September 1, 1996, which Employment Agreement became effective October 14, 1996 (the "Original Agreement").

                 B. The Company and Grella have agreed to modify the Original Agreement by this Amendment for the purposes of modifying Grella's title under Section 3 of the Original Agreement.

                 NOW, THEREFORE, the Company and Grella for good and valuable consideration, the receipt and sufficiency of which are acknowledged agree to modify the Original Agreement as follows:

                 1. Section 3 of the Original Agreement is deleted and replaced to read in its entirety as follows:

                 "Grella's title during his term of employment shall be President and Chief Executive Officer. During the term of this Agreement, and subject to the other provisions of this Agreement, Grella shall diligently provide services to the Company."

                 2. Section 5 of the Original Agreement is deleted and replaced to read in its entirety as follows:

                 "As compensation for the services to be rendered by Grella, the Company shall pay Grella a base salary at the annual rate of $300,000 (the "Base Salary") beginning on the closing date; however, the Base Salary may be adjusted from time to time by the Compensation Committee of the Board of Directors of the Company based upon factors to be determined by the Compensation Committee of the Board of Directors of the Company."

                 3. Except as modified by this Agreement, all other terms of the Original Agreement shall remain unchanged.

                 EXECUTED the date and year first above written.


                                       COSTILLA ENERGY, INC.


                                       By: /s/ Cadell S. Liedtke
                                          -------------------------------
                                               Cadell S. Liedtke,
                                               Chairman of the Board


                                           /s/ Michael J. Grella
                                          -------------------------------
                                              MICHAEL J. GRELLA